Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$1,141,263	$651,058
Short-term investments	1,280,989	903,867
Accounts receivable, net	67,005	66,083
Mortgage loans held for sale	36,507	35,409
Inventory	836,627	162,829
Prepaid expenses and other current assets	58,117	61,067
Restricted cash	89,646	12,385
Total current assets	3,510,154	1,892,698
Contract cost assets	45,209	45,819
Property and equipment, net	170,489	135,172
Right of use assets	212,153	—
Goodwill	1,984,907	1,984,907
Intangible assets, net	190,567	215,904
Other assets	18,494	16,616
Total assets	$6,131,973	$4,291,116
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$8,343	$7,471
Accrued expenses and other current liabilities	85,442	63,101
Accrued compensation and benefits	37,805	31,388
Borrowings under credit facilities	721,951	149,718
Deferred revenue	39,747	34,080
Deferred rent, current portion	—	1,740
Lease liabilities, current portion	17,592	—
Convertible senior notes, current portion	9,637	—
Total current liabilities	920,517	287,498
Deferred rent, net of current portion	—	19,945
Lease liabilities, net of current portion	220,445	—
Long-term debt	1,543,402	699,020
Deferred tax liabilities and other long-term liabilities	12,188	17,474
Total liabilities	2,696,552	1,023,937
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	14	14
Additional paid-in capital	4,412,200	3,939,842
Accumulated other comprehensive income (loss)	340	(905)
Accumulated deficit	(977,140)	(671,779)
Total shareholders’ equity	3,435,421	3,267,179
Total liabilities and shareholders’ equity	$6,131,973	$4,291,116

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenue:
Homes	$603,228	$41,347	$1,365,250	$52,365
IMT	319,665	300,708	1,276,896	1,201,143
Mortgages	21,054	23,280	100,691	80,046
Total revenue	943,947	365,335	2,742,837	1,333,554
Cost of revenue (exclusive of amortization) (1)(2):
Homes	581,398	39,080	1,315,345	49,392
IMT	23,894	24,623	98,522	96,693
Mortgages	4,325	3,769	18,154	7,505
Total cost of revenue	609,617	67,472	1,432,021	153,590
Sales and marketing (2)	183,761	138,869	714,128	552,621
Technology and development (2)	125,273	111,195	477,347	410,818
General and administrative (2)	99,070	74,758	366,176	262,153
Impairment costs	—	69,000	—	79,000
Acquisition-related costs	—	268	—	2,332
Integration costs	—	1,492	650	2,015
Total costs and expenses	1,017,721	463,054	2,990,322	1,462,529
Loss from operations	(73,774)	(97,719)	(247,485)	(128,975)
Other income	12,033	5,962	39,658	19,270
Interest expense	(39,927)	(14,327)	(101,792)	(41,255)
Loss before income taxes	(101,668)	(106,084)	(309,619)	(150,960)
Income tax benefit	458	8,402	4,258	31,102
Net loss	$(101,210)	$(97,682)	$(305,361)	$(119,858)
Net loss per share — basic and diluted	$(0.49)	$(0.48)	$(1.48)	$(0.61)
Weighted-average shares outstanding — basic and diluted	208,204	203,561	206,380	197,944
_________________ (1) Amortization of website development costs and intangible assets included in technology and development	$17,046	$17,575	$61,937	$79,309
(2) Includes share-based compensation expense as follows:
Cost of revenue	$1,099	$947	$3,978	$4,127
Sales and marketing	6,087	5,529	25,126	22,942
Technology and development	17,980	15,753	69,921	56,673
General and administrative	21,852	15,489	99,877	65,342
Total	$47,018	$37,718	$198,902	$149,084
Other Financial Data:
Segment income (loss) before income taxes:
Homes segment	$(107,923)	$(28,812)	$(312,120)	$(59,691)
IMT segment	$36,221	$(57,454)	$80,060	$(57,638)
Mortgages segment	$(12,654)	$(13,086)	$(44,962)	$(13,711)
Adjusted EBITDA (3):
Homes segment	$(82,525)	$(23,186)	$(241,326)	$(48,460)
IMT segment	87,659	58,261	303,863	240,025
Mortgages segment	(8,311)	(2,718)	(23,653)	9,267
Total Adjusted EBITDA	$(3,177)	$32,357	$38,884	$200,832
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net loss on a consolidated basis and income (loss) before income taxes for each segment, the most directly comparable GAAP financial measures, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2019	2018
Operating activities
Net loss	$(305,361)	$(119,858)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	87,467	99,391
Share-based compensation expense	198,902	149,084
Amortization of right of use assets	23,142	—
Amortization of contract cost assets	35,323	36,013
Amortization of discount and issuance costs on convertible senior notes maturing in 2021, 2023, 2024 and 2026	52,097	26,672
Impairment costs	—	79,000
Deferred income taxes	(4,258)	(31,102)
Loss on disposal of property and equipment and other assets	7,174	3,617
Bad debt expense	2,772	869
Deferred rent	—	(2,045)
Accretion of bond discount	(6,344)	(4,313)
Changes in operating assets and liabilities:
Accounts receivable	(3,694)	(12,556)
Mortgage loans held for sale	(1,098)	(1,161)
Inventory	(673,798)	(162,829)
Prepaid expenses and other assets	(978)	(34,068)
Lease liabilities	(18,940)	—
Contract cost assets	(34,713)	(41,510)
Accounts payable	(496)	1,311
Accrued expenses and other current liabilities	19,573	1,920
Accrued compensation and benefits	6,417	11,291
Deferred revenue	5,667	2,162
Other long-term liabilities	(1,028)	1,962
Net cash provided by (used in) operating activities	(612,174)	3,850
Investing activities
Proceeds from maturities of investments	1,126,058	399,228
Purchases of investments	(1,495,477)	(901,761)
Proceeds from sales of investments	—	13,567
Purchases of property and equipment	(67,044)	(66,054)
Purchases of intangible assets	(19,591)	(12,481)
Cash paid for acquisitions, net	—	(55,138)
Net cash used in investing activities	(456,054)	(622,639)
Financing activities
Proceeds from issuance of convertible notes, net of issuance costs	1,157,675	364,020
Premiums paid for capped call confirmations	(159,677)	(29,414)
Proceeds from issuance of Class C capital stock, net of issuance costs	—	360,345
Proceeds from borrowings on credit facilities	688,489	116,700
Repayments of borrowings on credit facilities	(113,665)	—
Net borrowings (repayments) on warehouse lines of credit and repurchase agreement	(2,590)	482
Proceeds from exercise of stock options	65,465	120,074
Value of equity awards withheld for tax liability	(3)	(70)
Contingent merger consideration	—	(2,000)
Net cash provided by financing activities	1,635,694	930,137
Net increase in cash, cash equivalents and restricted cash during period	567,466	311,348
Cash, cash equivalents and restricted cash at beginning of period	663,443	352,095
Cash, cash equivalents and restricted cash at end of period	$1,230,909	$663,443
Supplemental disclosures of cash flow information
Cash paid for interest	$42,156	$15,473
Noncash transactions:
Capitalized share-based compensation	$11,947	$8,590
Write-off of fully depreciated property and equipment	$36,159	$22,364
Write-off of fully amortized intangible assets	$9,999	$12,999
Property and equipment purchased on account	$8,775	$3,844

Non-GAAP Net Income (Loss) per Share
Our presentation of non-GAAP net income (loss) per share excludes the impact of share-based compensation expense, impairment costs, acquisition-related costs and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income (loss) per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment costs, acquisition-related costs and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income (loss) per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net income (loss), adjusted, to net loss, as reported on a GAAP basis, and the calculation of non-GAAP net income (loss) per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net loss, as reported	$(101,210)	$(97,682)	$(305,361)	$(119,858)
Share-based compensation expense	47,018	37,718	198,902	149,084
Impairment costs	—	69,000	—	79,000
Acquisition-related costs	—	268	—	2,332
Income tax benefit	(458)	(8,402)	(4,258)	(31,102)
Net income (loss), adjusted	$(54,650)	$902	$(110,717)	$79,456
Non-GAAP net income (loss) per share — basic	$(0.26)	$—	$(0.54)	$0.40
Non-GAAP net income (loss) per share — diluted	$(0.26)	$—	$(0.54)	$0.39
Weighted-average shares outstanding — basic	208,204	203,561	206,380	197,944
Weighted-average shares outstanding — diluted	208,204	207,271	206,380	206,067

Non-GAAP net income (loss) per share - diluted for the periods presented is calculated using weighted-average shares outstanding - diluted, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of non-GAAP net loss per share for the periods presented because their effect would have been antidilutive as a result of the non-GAAP net loss incurred in such periods. The following table reconciles the denominators used in the basic and diluted non-GAAP net income (loss) per share calculations (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Denominator for basic calculation	208,204	203,561	206,380	197,944
Effect of dilutive securities:
Option awards	—	3,370	—	6,967
Unvested restricted stock units	—	340	—	1,156
Denominator for dilutive calculation	208,204	207,271	206,380	206,067

Segment Results of Operations
The following tables present our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended December 31, 2019			Three Months Ended December 31, 2018
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$603,228	$319,665	$21,054	$41,347	$300,708	$23,280
Costs and expenses:
Cost of revenue	581,398	23,894	4,325	39,080	24,623	3,769
Sales and marketing	64,177	108,301	11,283	10,099	118,544	10,226
Technology and development	27,864	88,883	8,526	9,197	92,734	9,264
General and administrative	27,068	62,366	9,636	10,038	57,261	7,459
Impairment costs	—	—	—	—	65,000	4,000
Acquisition-related costs	—	—	—	—	—	268
Integration costs	—	—	—	—	—	1,492
Total costs and expenses	700,507	283,444	33,770	68,414	358,162	36,478
Income (loss) from operations	(97,279)	36,221	(12,716)	(27,067)	(57,454)	(13,198)
Segment other income	—	—	350	—	—	244
Segment interest expense	(10,644)	—	(288)	(1,745)	—	(132)
Income (loss) before income taxes (1)	$(107,923)	$36,221	$(12,654)	$(28,812)	$(57,454)	$(13,086)

	Year Ended December 31, 2019			Year Ended December 31, 2018
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$1,365,250	$1,276,896	$100,691	$52,365	$1,201,143	$80,046
Costs and expenses:
Cost of revenue	1,315,345	98,522	18,154	49,392	96,693	7,505
Sales and marketing	171,634	488,909	53,585	17,134	502,785	32,702
Technology and development	78,994	365,769	32,584	21,351	363,712	25,755
General and administrative	81,407	243,636	41,133	22,002	220,564	19,587
Impairment costs	—	—	—	—	75,000	4,000
Acquisition-related costs	—	—	—	—	27	2,305
Integration costs	—	—	650	—	—	2,015
Total costs and expenses	1,647,380	1,196,836	146,106	109,879	1,258,781	93,869
Income (loss) from operations	(282,130)	80,060	(45,415)	(57,514)	(57,638)	(13,823)
Segment other income	—	—	1,409	—	—	244
Segment interest expense	(29,990)	—	(956)	(2,177)	—	(132)
Income (loss) before income taxes (1)	$(312,120)	$80,060	$(44,962)	$(59,691)	$(57,638)	$(13,711)

(1) The following table presents the reconciliation of total segment loss before income taxes to consolidated loss before income taxes for the periods presented (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Total segment loss before income taxes	$(84,356)	$(99,352)	$(277,022)	$(131,040)
Corporate interest expense	(28,995)	(12,450)	(70,846)	(38,946)
Corporate other income	11,683	5,718	38,249	19,026
Consolidated loss before income taxes	$(101,668)	$(106,084)	$(309,619)	$(150,960)

Key Metrics
The following table sets forth our key metrics for each of the periods presented (in millions):

	Three Months Ended December 31,		2018 to 2019 % Change
	2019	2018

Visits (1)	1,759.5	1,607.8	9%
Average Monthly Unique Users (2)	172.6	157.2	10%
(1)Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.
(2)Zillow, StreetEasy, HotPads and Naked Apartments measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

Non-GAAP Average Return on Homes Sold After Interest Expense
To provide investors with additional information regarding our Homes segment financial results, this Exhibit includes a calculation of Average Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Average Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is average gross profit per home for the Homes segment.
We believe that Average Return on Homes Sold After Interest Expense is a useful financial measure to investors as it is one of the primary measures used by management in making investment decisions, measuring unit level economics and evaluating operating performance for the Zillow Offers business. The measure is intended to convey the unit level economics of homes sold during the period by presenting the average revenue and associated expenses directly attributed to the homes sold. We believe this average per unit measure facilitates meaningful period over period comparisons notwithstanding variability in the number of homes sold during a period and indicates ability to generate average returns on assets sold after considering home purchase costs, renovation costs, holding costs and selling costs.
We calculate the average return on homes sold after interest expense as revenue associated with homes sold during the period less direct costs attributable to those homes divided by the number of homes sold during the period. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.
Included in direct holding and interest expense amounts for the periods presented are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the presented period, which are not calculated in accordance with, or as an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the presented period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Average Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.

Average Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Average Return on Homes Sold After Interest Expense is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Average Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;
•Average Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;
•Average Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;
•Average Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and
•Average Return on Homes Sold After Interest Expense does not reflect income taxes.

On a GAAP basis, Homes segment average gross profit per home was $11,477 and $16,078, respectively, for the three months ended December 31, 2019 and 2018.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Three Months Ended December 31, 2019		Three Months Ended December 31, 2018
	Total	Average Per Home	Total	Average Per Home
Homes sold	1,902		141
Homes revenue	$603,228,000	$317,155	$41,347,000	$293,241
Operating costs:
Home acquisition costs (1)	544,291,000	286,168	37,243,000	264,134
Renovation costs (1)	28,264,000	14,860	1,286,000	9,121
Holding costs (1)(2)	7,424,000	3,903	365,000	2,589
Selling costs	26,125,000	13,736	1,839,000	13,043
Total operating costs	606,104,000	318,667	40,733,000	288,887
Interest expense (1)(2)	9,310,000	4,895	371,000	2,631
Return on homes sold after interest expense	$(12,186,000)	$(6,407)	$243,000	$1,723
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $4.4 million and $5.1 million, respectively, of costs incurred in prior periods associated with homes sold in the fourth quarter of 2019 and $0.1 million and $0.3 million, respectively, of costs incurred in prior periods associated with homes sold in the fourth quarter of 2018.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Homes segment gross profit (1) holding costs incurred in the presented period and prior periods for homes sold during the presented period that are included in sales and marketing expense, (2) selling costs incurred in the presented period for homes sold during the presented period that are included in sales and marketing expense and (3) interest expense incurred in the presented period and prior periods for homes sold during the presented period. The Company adds to Homes segment gross profit (1) inventory valuation adjustments recorded during the presented period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Homes segment average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Homes segment gross profit for the periods presented (unaudited):

	Three Months Ended December 31,
Calculation of Average Gross Profit per Home	2019	2018
Homes segment revenue	$603,228,000	$41,347,000
Homes segment cost of revenue	581,398,000	39,080,000
Homes segment gross profit	$21,830,000	$2,267,000
Homes sold	1,902	141
Average gross profit per home	$11,477	$16,078
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Homes segment gross profit	$21,830,000	$2,267,000
Holding costs included in sales and marketing (1)	(7,424,000)	(365,000)
Selling costs included in sales and marketing (2)	(26,125,000)	(1,839,000)
Interest expense (3)	(9,310,000)	(371,000)
Direct and indirect expenses included in cost of revenue (4)	8,339,000	507,000
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	504,000	44,000
Return on homes sold after interest expense	$(12,186,000)	$243,000
Homes sold	1,902	141
Average return on homes sold after interest expense	$(6,407)	$1,723
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $8.3 million and $1.0 million of holding costs included in sales and marketing expense for the three months ended December 31, 2019 and 2018, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, as well as corporate costs allocated to the Homes segment such as headcount expenses and hosting-related costs related to the operation of our website.

On a GAAP basis, Homes segment average gross profit per home was $11,571 and $16,797, respectively, for the years ended December 31, 2019 and 2018.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Total	Average Per Home	Total	Average Per Home
Homes sold	4,313		177
Homes revenue	$1,365,250,000	$316,543	$52,365,000	$295,847
Operating costs:
Home acquisition costs (1)	1,233,799,000	286,065	47,143,000	266,345
Renovation costs (1)	57,878,000	13,419	1,566,000	8,847
Holding costs (1)(2)	15,865,000	3,678	446,000	2,520
Selling costs	59,178,000	13,722	2,347,000	13,260
Total operating costs	1,366,720,000	316,884	51,502,000	290,972
Interest expense (1)(2)	20,205,000	4,685	423,000	2,389
Return on homes sold after interest expense	$(21,675,000)	$(5,026)	$440,000	$2,486
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $0.9 million and $1.0 million, respectively, of costs incurred in prior periods associated with homes sold in the year ended December 31, 2019. We did not incur any costs in prior periods associated with homes sold in the year ended December 31, 2018.

The following table presents the calculation of Homes segment average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Homes segment gross profit for the periods presented (unaudited):

	Year Ended December 31,
Calculation of Average Gross Profit per Home	2019	2018
Homes segment revenue	$1,365,250,000	$52,365,000
Homes segment cost of revenue	1,315,345,000	49,392,000
Homes segment gross profit	$49,905,000	$2,973,000
Homes sold	4,313	177
Average gross profit per home	$11,571	$16,797
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Homes segment gross profit	$49,905,000	$2,973,000
Holding costs included in sales and marketing (1)	(15,865,000)	(446,000)
Selling costs included in sales and marketing (2)	(59,178,000)	(2,347,000)
Interest expense (3)	(20,205,000)	(423,000)
Direct and indirect expenses included in cost of revenue (4)	22,513,000	525,000
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	1,155,000	158,000
Return on homes sold after interest expense	$(21,675,000)	$440,000
Homes sold	4,313	177
Average return on homes sold after interest expense	$(5,026)	$2,486
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $22.6 million and $1.3 million of holding costs included in sales and marketing expense for the years ended December 31, 2019 and 2018, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, as well as corporate costs allocated to the Homes segment such as headcount expenses and hosting-related costs related to the operation of our website.